SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: March 6, 1996
                        (Date of earliest event reported)

                             HERLEY INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-5411                   23-2413500
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         (State or other     (Commission File Number)       (IRS Employer
          jurisdiction of                                   Identification
          incorporation)                                       Number)



                10 Industry Drive, Lancaster, Pennsylvania 17603
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               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number including area code (717) 397-2777




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         (Former name of former address, if changed since last report.)


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Item 5.  Other Events

                  In furtherance of a resolution adopted by the Board of Directors on March 6, 1996, the Company loaned to Myron Levy the sum of $300,000 pursuant to the terms of a non-negotiable promissory note. Mr. Levy's loan is secured by 50,000 shares of the Company's Common Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

       10.1 Promissory Note of Myron Levy payable to the Company in the amount of $300,000.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                             HERLEY INDUSTRIES, INC.


                                            By:      /S/ MYRON LEVY
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                                                   Myron Levy, President
Dated:  April 8, 1996